Hennessy Japan Small Cap Fund
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS — 94.93%	Number of Shares	Value	% of Net Assets

Communication Services — 0.97%
Macromill, Inc.	200,000	$1,170,783	0.97%

Consumer Discretionary — 13.46%
Aeon Fantasy Co. Ltd.	90,400	1,529,758	1.26%
J Front Retailing Co. Ltd.	206,800	2,505,028	2.07%
Koshidaka Holdings Co. Ltd.	263,100	1,770,993	1.46%
Musashi Seimitsu Industry Co. Ltd.	175,400	2,450,641	2.02%
Nojima Corp.	97,200	1,068,889	0.88%
Onward Holdings Co. Ltd.	383,400	1,423,148	1.17%
Saizeriya Co. Ltd.	43,900	1,691,615	1.40%
Topre Corp.	110,900	1,521,742	1.26%
Treasure Factory Co. Ltd.	188,000	2,350,789	1.94%
		16,312,603	13.46%
Consumer Staples — 5.38%
Ariake Japan Co. Ltd.	54,000	1,926,915	1.59%
Cosmos Pharmaceutical Corp.	21,800	1,960,012	1.62%
Nishimoto Co. Ltd.	147,000	1,370,999	1.13%
Warabeya Nichiyo Holdings Co. Ltd.	72,900	1,258,641	1.04%
		6,516,567	5.38%
Energy — 0.66%
Iwatani Corp.	12,700	805,956	0.66%

Financials — 4.28%
Musashino Bank Ltd.	125,600	2,703,985	2.23%
Nishi-Nippon Financial Holdings, Inc.	182,500	2,484,865	2.05%
		5,188,850	4.28%
Health Care — 5.09%
Nihon Kohden Corp.	162,600	2,505,572	2.07%
Paramount Bed Holdings Co. Ltd.	69,800	1,175,287	0.97%
PeptiDream, Inc.(a)	134,900	2,485,924	2.05%
		6,166,783	5.09%
Industrials — 39.49%
Amada Co. Ltd.	218,300	2,563,701	2.11%
Creek & River Co. Ltd.	96,300	935,165	0.77%
Daihen Corp.	62,200	3,052,377	2.52%
Furukawa Co. Ltd.	89,500	1,093,182	0.90%
Gakujo Co. Ltd.	112,500	1,422,300	1.17%
Hanwa Co. Ltd.	34,500	1,333,512	1.10%
Integrated Design & Engineering Holdings Co. Ltd.	80,100	2,154,863	1.78%
Kanamoto Co. Ltd.	60,700	1,134,243	0.94%
Keihan Holdings Co. Ltd.	78,400	1,598,104	1.32%
Kyudenko Corp.	53,100	2,445,841	2.02%
Mitsubishi Logisnext Co. Ltd.	183,000	1,606,896	1.33%
Nabtesco Corp.	88,200	1,746,086	1.44%
Nichiha Corp.	71,700	1,792,797	1.48%
Nissei ASB Machine Co. Ltd.	54,700	2,027,416	1.67%
Nittoku Co. Ltd.	80,200	986,460	0.81%
Penta-Ocean Construction Co. Ltd.	606,900	2,694,309	2.22%
Raksul, Inc.	147,200	1,117,824	0.92%
SBS Holdings, Inc.	96,200	1,768,433	1.46%
Tadano Ltd.	314,400	2,337,756	1.93%
Takasago Thermal Engineering Co. Ltd.	61,100	2,406,296	1.98%
Tanseisha Co. Ltd.	299,900	1,848,902	1.53%
Tocalo Co. Ltd.	137,900	1,802,092	1.49%
TRE Holdings Corp.	240,700	2,101,290	1.73%
Trusco Nakayama Corp.	86,500	1,400,246	1.15%
Tsubakimoto Chain Co.	47,300	2,045,503	1.69%
Tsukishima Holdings Co. Ltd.	251,200	2,458,364	2.03%
		47,873,958	39.49%
Information Technology — 11.55%
Canon Marketing Japan, Inc.	42,800	1,325,363	1.09%
Computer Engineering & Consulting Ltd.	55,100	719,940	0.59%
Future Corp.	161,900	1,853,634	1.53%
Macnica Holdings, Inc.	25,300	1,021,059	0.84%
Mimaki Engineering Co., Ltd.	165,700	1,857,799	1.53%
NEC Networks & System Integration Corp.	137,900	2,539,777	2.10%
Nippon Signal Co. Ltd.	207,400	1,442,738	1.19%
SIIX Corp.	186,400	1,553,160	1.28%
Towa Corp.	9,200	529,932	0.44%
WingArc1st, Inc.	62,500	1,164,574	0.96%
		14,007,976	11.55%
Materials — 8.42%
Asia Pile Holdings Corp.	363,100	2,382,465	1.97%
Daicel Corp.	119,400	1,160,663	0.96%
Maeda Kosen Co. Ltd.	185,400	2,029,802	1.67%
Nissan Chemical Corp.	42,800	1,380,983	1.14%
Tokyo Ohka Kogyo Co. Ltd.	78,700	2,025,725	1.67%
Toyobo Co. Ltd.	178,200	1,223,492	1.01%
		10,203,130	8.42%
Real Estate — 5.08%
Relo Group, Inc.	236,800	2,829,898	2.33%
Star Mica Holdings Co. Ltd.,	214,200	972,154	0.80%
Tosei Corp.	141,900	2,368,247	1.95%
		6,170,299	5.08%
Utilities — 0.55%
EF-ON INC	244,900	664,556	0.55%

Total Common Stocks
(Cost $98,763,868)		115,081,461	94.93%

SHORT-TERM INVESTMENTS — 3.34%		Value	% of Net Assets
Money Market Funds — 3.34%
First American Government Obligations Fund - Class X, 5.228%(b)	4,051,651	4,051,651	3.34%

Total Short-Term Investments
(Cost $4,051,651)		4,051,651	3.34%

Total Investments
(Cost $102,815,519) — 98.27%		119,133,112	98.27%
Other Assets in Excess of Liabilities - 1.73%		2,092,650	1.73%
TOTAL NET ASSETS — 100.00%		$121,225,762	100.00%

Percentages are stated as a percent of net assets.

(a)   Non-income producing security.
(b)   The rate listed is the fund’s seven-day yield as of July 31, 2024.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor's Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of July 31, 2024

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2024 (see Note 3 in the accompanying Notes to the Financial Statements):

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of July 31, 2024, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$1,170,783	$—	$1,170,783
Consumer Discretionary	—	16,312,603	—	16,312,603
Consumer Staples	—	6,516,567	—	6,516,567
Energy	—	805,956	—	805,956
Financials	—	5,188,850	—	5,188,850
Health Care	—	6,166,783	—	6,166,783
Industrials	—	47,873,958	—	47,873,958
Information Technology	—	14,007,976	—	14,007,976
Materials	—	10,203,130	—	10,203,130
Real Estate	—	6,170,299	—	6,170,299
Utilities	—	664,556	—	664,556
Total Common Stocks	$—	$115,081,461	$—	$115,081,461

Short-Term Investments
Money Market Funds	$4,051,651	$—	$—	$4,051,651
Total Short-Term Investments	$4,051,651	$—	$—	$4,051,651
Total Investments	$4,051,651	$115,081,461	$—	$119,133,112